Subsequent events	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Subsequent events

35.	Subsequent events

35.1. Senior Secured Notes 2028

On January 22, 2024, the Company issued Abra Senior Secured Notes in the amount of R$87,335, equivalent to US$17,647 thousand.

35.2. Chapter 11

On January 25, 2024, the Company and its subsidiaries have voluntarily filed for Chapter 11 in the United States Bankruptcy Court for the Southern District of New York, as mentioned in section Capital Structure and Chapter 11 Filing above.

On January 26, 2024, the New York Stock Exchange (“NYSE”) has suspended trading in the Company’s American Depositary Shares (the “ADSs”) and will apply to the Securities and Exchange Commission (“SEC”) to delist the ADSs, as is customary following a Chapter 11 filing in accordance with Section 802.01D of the NYSE Listed Company Manual.

GOL enters the Chapter 11 Cases with a financing commitment for US$950 million in a DIP financing from members of the Ad Hoc Group of Abra Bondholders, as well as certain other Abra bondholders, which were approved by the U.S. Court on January 29, 2024. On January 29 and 30th, 2024, the Company received the first installment of the DIP in the total amount of US$350 million and on February 28, 2024 the court approved the second installment of USD$150 million as well as an additional USD$50 million financed by the 2026 Bondholders or their designees, thus bringing the total DIP to US$1 billion. On April 10 and 11, 2024, the company received the final installment of US$450 million. The DIP financing is subject to certain milestones and covenants.

The DIP financing, along with cash generated from ongoing operations, will provide substantial liquidity to support operations in the normal course during the Chapter 11 process. With the support of the court-supervised process and the additional liquidity from the DIP financing, GOL’s passenger flights, its GOLLOG cargo flights, Smiles Loyalty program and other company operations are continuing in the normal course.

Additionally, on April 10, 2024, the court overseeing the Company’s Chapter 11 proceedings approved Term Sheets that had been negotiated with five aircraft lessors of GOL. The court approval of these Term Sheets indicates the potential to move forward in finalizing agreements with the Company’s aircraft lessors in the forthcoming weeks. Furthermore, it should be noted that, as part of the restructuring process the Company is undergoing, the Company has the opportunity to decide if it will accept or reject certain contracts, including aircraft leases. Therefore, it is expected that certain aircraft will be returned to lessors, as typically occurs in similar proceedings.

Although the Bankruptcy Filing may have triggered defaults for certain of the Debtors’ obligations, which are unenforceable under the Bankruptcy Code, counterparties are stayed from taking any actions as a result of such purported defaults. The Chapter 11 retains most of the actions on the debtors so the repayment of the debt is not accelerated. The Company continues to present its financial information as of December 31, 2023, including its interest bearing loan and leases, in accordance with the originally agreed conditions, pending future agreements that it may reach with its creditors under Chapter 11.